Exhibit 10.3

FIRST ADDENDUM TO AMENDED AND RESTATED MASTER CROSS-DEFAULT AGREEMENT

This First Addendum to the Amended and Restated Master Cross-Default Agreement (this "Addendum") is entered into as of September 1, 2016 by and between EPT Properties and the Debtors (including, without limitation, the entity or entities referred to below that are being added to the definition of "Borrowers").  All capitalized terms used herein shall have the meaning given in the Amended and Restated Master Cross-Default Agreement dated January 6, 2016 (the "Cross-Default Agreement"), between EPT Properties and Debtors.

By this Addendum, EPT Properties and Debtors hereby (i) incorporate the terms of this Addendum into the Cross-Default Agreement, and (ii) add the following Transaction Documents to the Cross-Default Agreement pursuant to Section 4 of the Cross-Default Agreement.

Documents added to definition of "Transaction Documents":

Lease Agreement dated November 15, 2005, by and between EPT Mad River, as landlord, and Mad River, as tenant, as amended by that certain First Amendment to Lease Agreement dated June 30, 2006 and as further amended by that certain Second Amendment to Lease Agreement dated December 1, 2014 and as further amended by that certain Third Amendment to Lease Agreement date June 8, 2016;

Promissory Note dated even date herewith in the maximum principal amount of Ten Million and no/Dollars ($10,000,000.00) made by Peak Resorts and Mount Snow, as co-borrowers, to EPT Mount Snow;

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IN WITNESS WHEREOF, the Borrowers have caused this First Addendum to Amended and Restated Master Cross-Default Agreement to be executed and delivered the day and year first above written.

___________________________	___________________________
PEAK RESORTS, INC. By: /s/ Stephen J Mueller____________ Stephen J. Mueller, Vice President	JFBB SKI AREAS, INC. By: /s/ Stephen J Mueller____________ Stephen J. Mueller, Vice President
MAD RIVER MOUNTAIN, INC. By: /s/ Stephen J Mueller____________ Stephen J. Mueller, Vice President	MOUNT SNOW, LTD. By: /s/ Stephen J Mueller____________ Stephen J. Mueller, Vice President
SYCAMORE LAKE, INC. By: /s/ Stephen J Mueller____________ Stephen J. Mueller, Vice President	DELTRECS, INC. By: /s/ Stephen J Mueller____________ Stephen J. Mueller, Vice President
BOSTON MILLS SKI RESORT, INC. By: /s/ Stephen J Mueller____________ Stephen J. Mueller, Vice President	BRANDYWINE SKI RESORT, INC. By: /s/ Stephen J Mueller____________ Stephen J. Mueller, Vice President
HUNTER MOUNTAIN ACQUISITION, INC. By: /s/ Stephen J Mueller____________ Stephen J. Mueller, Vice President	HUNTER MOUNTAIN SKI BOWL INC. By: /s/ Stephen J Mueller____________ Stephen J. Mueller, Vice President
HUNTER MOUNTAIN FESTIVALS, LTD. By: /s/ Stephen J Mueller____________ Stephen J. Mueller, Vice President	HUNTER MOUNTAIN RENTALS LTD. By: /s/ Stephen J Mueller____________ Stephen J. Mueller, Vice President
HUNTER RESORT VACATIONS, INC. By: /s/ Stephen J Mueller____________ Stephen J. Mueller, Vice President	HUNTER MOUNTAIN BASE LODGE, INC. By: /s/ Stephen J Mueller____________ Stephen J. Mueller, Vice President
FROSTY LAND, INC. By: /s/ Stephen J Mueller____________ Stephen J. Mueller, Vice President

IN WITNESS WHEREOF, EPT Properties have caused this First Addendum to Amended and Restated Master Cross-Default Agreement to be executed and delivered the day and year first above written.

___________________________	___________________________
EPT SKI PROPERTIES, INC. By: /s/ Gregory K. Silvers___________ Name: __Gregory K. Silvers _________ Title: ___President_________________	EPT MAD RIVER, INC. By: /s/ Gregory K. Silvers___________ Name: __Gregory K. Silvers _________ Title: ___President_________________
EPT MOUNT SNOW, INC. By: /s/ Gregory K. Silvers___________ Name: __Gregory K. Silvers _________ Title: ___President_________________

IN WITNESS WHEREOF, the Guarantors have caused this First Addendum to Amended and Restated Master Cross-Default Agreement to be executed and delivered the day and year first above written.

/s/ Stephen J Mueller____________	___________________________
HIDDEN VALLEY GOLF AND SKI, INC. By: /s/ Stephen J Mueller____________ Stephen J. Mueller, Vice President	SNH DEVELOPMENT, INC. By: /s/ Stephen J Mueller____________ Stephen J. Mueller, Vice President
SNOW CREEK, INC. By: /s/ Stephen J Mueller____________ Stephen J. Mueller, Vice President	PAOLI PEAKS, INC. By: /s/ Stephen J Mueller____________ Stephen J. Mueller, Vice President
L.B.O. HOLDING, INC. By: /s/ Stephen J Mueller____________ Stephen J. Mueller, Vice President	CROTCHED MOUNTAIN PROPERTIES, LLC. By: /s/ Stephen J Mueller____________ Stephen J. Mueller, Vice President of Peak Resorts, Inc. as Manager